Exhibit 99.1

Worksport Delivers Record Production With 100%+ Margin Growth as Revenue Tracks Toward $20M Milestone Ahead of Clean-Tech Product Launch

West Seneca, New York, July 7, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, announced today a transformational leap in performance—achieving a 50% increase in monthly production volume since March 2025, while delivering more than a 100% improvement in gross margins over the past five months. These milestones are underscored by readily increasing demand.

Record Production Surge Sets the Stage for Strong Growth

In May 2025, Worksport produced more units than it did during the entire third quarter of 2024, setting a new monthly production record. This was achieved without adding proportional headcount, signaling a notable increase in operational efficiency.

With demand accelerating every month and orders consistently outpacing supply, the Company is evaluating an expanded production schedule. Worksport’s operational agility is supported by a $2.8 million job creation grant, previously awarded in 2024.

Dealer momentum has surged, with the Company’s distribution footprint growing nearly six-fold—from 94 dealers in Q4 2024 to over 550 today. Many small sample orders have scaled into full recurring partnerships, fueling an aggressive growth flywheel.

Margin Expansion Powers Path To Profitability

“Our ability to double gross margins while boosting production by 50% is a testament to our team’s relentless focus on efficiency,” said Steven Rossi, CEO of Worksport. “This performance brings us significantly closer to cash flow positivity and long-term value creation.”

Gross margin has soared from 11% in Q4 2024 to over 23% in May 2025, with projections to surpass 30% by year-end. This margin expansion is driven by increasing factory utilization, rising direct to consumer sales, strategic focus on premium branded products, and the operational leverage of Worksport’s ISO 9001:2015-certified facility in West Seneca, NY. The Company maintains modest margin on dealer sales, committing to its support of brick-and-mortar resellers, the backbone of the US economy.

A Fundamentally Transformed Business

Following revenues of $1.5 million in 2023 and $8.5 million in 2024, Worksport is now on track to eclipse $20 million in revenue in 2025. Recently posting multiple consecutive months of record-breaking production, growing market demand, and strong dealer adoption, the Company has rapidly evolved into a high-growth, margin-rich platform. Worksport’s expects it can grow its tonneau cover business to excess of $100,000,000 annually within the short term. It sees the potential for its upcoming portable nano-grid system, the SOLIS and COR to vastly exceed that.

Worksport’s hard covers are Made in America, with predominantly American domestic materials, largely reducing the impact of the Trump administration’s current tariff policies—especially those expected under President Trump’s recently passed “Big Beautiful Bill” targeting imported goods. The Company’s U.S.-based supply chain strategy provides insulation from rising foreign material costs, aligning with national efforts to bolster domestic manufacturing.

Rossi added, “We are manufacturing more, putting out higher quality product utilizing framework of our recent ISO certification, growing margins, expanding our dealer footprint, and preparing for a clean-tech product launch that could redefine our future. In our view, 2025 is not just a strong year—it’s a pivotal turning point, which will lead to transformative years ahead.”

Clean-Tech Revolution Incoming: SOLIS & COR Launching Fall 2025

All signs indicate a major inflection point for the Company as it prepares to launch its SOLIS solar-integrated tonneau cover and COR portable nano-grid power system this Fall. Designed to serve a combined $13 billion market, these products represent the Company’s entry into clean-tech and portable power—with high-margin, high-growth, and recurring revenue potential.

In a powerful validation example, a top 15 U.S. construction company has selected the SOLIS & COR duo for a paid pilot project, substantiating both market interest and product innovation.

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.